UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020 (October 28, 2020)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Introduction

This Current Report on Form 8-K is being filed in connection with the receipt of state confirmation on October 28, 2020 of the following previously announced transactions: (i) the mergers of Hartman Short Term Income Properties XX, Inc. (the "Company") with Hartman Short Term Income Properties XIX, Inc., a Texas corporation ("Hartman XIX"), and Hartman Income REIT, Inc., a Maryland corporation ("HIREIT") (the "REIT Mergers"), with the Company surviving the merger; and (ii) the merger (the "Partnership Merger") of Hartman XX Limited Partnership ("Hartman XX OP") with Hartman Income REIT Operating Partnership, L.P., a Delaware limited partnership ("HIROP"), with Hartman XX OP as the surviving entity.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference. On October 28, 2020, Hartman XIX, HIREIT, and the Company received confirmation from the States of Maryland, Texas and Delaware of the acceptance of Articles/Certificates of Merger in which Hartman XIX and HIREIT merged with and into the Company. The Certificates of Merger contemplated by the merger agreements were filed with the Secretary of State of Texas (the "TX SOS") and Delaware (the "DE SOS") and the Articles of Merger contemplated by the merger agreements were filed with the State Department of Assessments and Taxation of Maryland (the "SDAT").

Pursuant to the mergers, each issued and outstanding share of Hartman XIX common stock was converted into the right to receive 9,171.98 shares of Company common stock, and each issued and outstanding share of Hartman XIX preferred stock was converted into the right to receive 1.238477 shares of Company common stock. Each issued and outstanding share of HIREIT common stock was converted into the right to receive 0.752222 shares of Company common stock, and each issued and outstanding share of HIREIT subordinated stock was converted into the right to receive 0.752222 shares of Company common stock.

HIROP and Hartman XX OP consummated the Partnership Merger, pursuant to which HIROP merged with and into Hartman XX OP, with Hartman XX OP the surviving entity. The Certificate of Merger contemplated by the merger agreements was filed with the DE SOS and TX SOS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.

Date: November 3, 2020	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer